SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

DWS Enhanced Commodity Strategy Fund
DWS Global Inflation Fund
DWS Gold & Precious Metals Fund

Effective immediately, the following is added as new disclosure in “PART II: APPENDIX II-G – INVESTMENT PRACTICES ANDTECHNIQUES” of each fund’s Statement of Additional Information:

Commodity Pool Operator Regulation. The Commodity Futures Trading Commission (CFTC) has made regulatory changes that require the Advisor to register as a “commodity pool operator.” The Advisor is currently registered with the National Futures Association as a “commodity pool operator” and a “commodity trading advisor” and the Advisor will act as such with respect to the operation of the fund as a result of these regulatory changes. The impact on the fund of these new requirements is uncertain at this time. CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. The effects of these regulatory changes could reduce investment returns or limit the fund’s ability to implement its investment strategy. Investors in the fund and their financial advisers should consider whether the fund’s status as a “commodity pool” impacts their operations or status under the Commodity Exchange Act in deciding whether to invest in the Fund.

Effective immediately, the following disclosure is added as a heading relating to investment policies and techniques in “PART I: APPENDIX I-I — INVESTMENT PRACTICES AND TECHNIQUES” of each fund’s Statement of Additional Information:

Commodity Pool Operator Regulation

Please Retain This Supplement for Future Reference

January 2, 2013
SAISTKR-84